UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2021

PHENIXFIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00818	27-4576073
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

445 Park Avenue, 9th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (212) 859-0390

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	PFX	The NASDAQ Global Market
6.125% Notes due 2023	PFXNL	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On February 16, 2021, PhenixFIN Corporation issued a press release announcing its financial results for the quarter ended December 31, 2020. The press release is included as Exhibit 99.1 to this Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Following the internalization of its management, effective January 1, 2021, PhenixFIN Corporation (the “Company”) reviewed certain provisions in its Bylaws and Charter, including provisions relating to the size of the Board of Directors of the Company (the “Board”) and procedures for the removal of directors. On and effective February 10, 2021, the Board approved an amendment to the Bylaws of the Company (the “Amendment”).  The Amendment serves first to decrease the size of the Board from seven members to five members (as before, subject to determination from time to time by the shareholders of the Company).  Second, the amendment allows for the removal of directors for cause by affirmative vote of the holders of a majority of the capital stock entitled to vote at an election of directors.  This second amendment is made without any admission of legal necessity, causation or liability with respect to the action recently filed in the Delaware Court of Chancery by purported stockholders of the Company alleging the previous provision in the Bylaws providing for a vote by holders of 75% of the capital stock entitled to vote to remove a director for cause is inconsistent with the Delaware General Corporate Law.

The above description of the modifications to the Bylaws of the Company does not purport to be a complete statement of such modifications. Such description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 3.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Amendment No. 3 to the Bylaws of PhenixFIN Corporation, effective February 10, 2021.
99.1	Press Release dated February 16, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, PhenixFIN Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 16, 2020

PHENIXFIN CORPORATION

/s/ David Lorber
Name: David Lorber
Title: Chief Executive Officer

2